OSTERWEIS FUND – OSTFX (the “Fund”)
a series of Professionally Managed Portfolios

Supplement dated December 30, 2022 to the Summary Prospectus dated June 30, 2022

Effective December 31, 2022, Larry Cordisco is no longer a portfolio manager for the Fund, and all references to Mr. Cordisco should be disregarded. The “Portfolio Managers” section of the Summary Prospectus is hereby amended and restated as follows:

Portfolio Managers

John S. Osterweis, Chairman and Co-Chief Investment Officer, Core Equity – Co-Lead Portfolio Manager of the Fund since 1993
Gregory S. Hermanski, Vice President and Co-Chief Investment Officer, Core Equity – Co-Lead Portfolio Manager of the Fund since 2022; Portfolio Manager of the Fund since 2008
Nael Fakhry, Vice President and Co-Chief Investment Officer, Core Equity – Co-Lead Portfolio Manager of the Fund since 2022; Portfolio Manager of the Fund since 2014

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Please retain this supplement for your reference.